MFS International Growth Fund

          Supplement to the Current Statement of Additional Information

The "Transactions with Research Firms" section of Appendix E of Part I of the Statement of Additional Information is hereby restated as follows:

Transactions with Research Firms
During the fiscal year ended May 31, 2005, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions             Commissions Paid on Transactions
   with Research Firms                          with Research Firms

      $227,224,390                                  $446,141

-------------
(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                The date of this Supplement is February 16, 2006.